Palmer Square Opportunistic Income Fund

Supplement dated July 5, 2017, to the
Statement of Additional Information (“SAI”) dated December 1, 2016.

Effective immediately, the minimum rating requirements for the Palmer Square Opportunistic Income Fund’s (the “Fund”) investment in commercial paper and short-term notes will be changed. In particular, the minimum rating requirement for commercial paper and short-term notes rated by Standard & Poor’s Ratings Group (“S&P”) is changed from “A-2” or higher to “A-3” or higher, and for commercial paper and short-term notes rated by Moody’s Investors Service, Inc. (“Moody’s”) is changed from “Prime-1” or “Prime-2” to “Prime-3” or higher. Accordingly, the second paragraph in the “Commercial Paper, Short-Term Notes and Other Corporate Obligations” discussion on page B-34 of the SAI is replaced with the following:

The Fund's investment in commercial paper and short-term notes will consist of issues rated at the time of purchase "A-3" or higher by S&P, "Prime-3" or higher by Moody's, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality. These rating symbols are described in Appendix A.

Please file this Supplement with your records.